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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K




                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934.

               February 21, 2005                              0-25053
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 Date of Report (Date of earliest event reported)      Commission File Number


                               THEGLOBE.COM, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                                       14-1782422
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(State or other jurisdiction of                       (I.R.S. Employer
 incorporation or organization)                     Identification Number)


                     110 East Broward Boulevard ,Suite 1400
                         Fort Lauderdale, Florida 33301
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                   (Address of Principal Executive Offices) (Zip Code)


                                 (954) 769-5900
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              (Registrant's telephone number, including area code)


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Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers

On February 21, 2005, Paul Soltoff resigned as the Company's Director. Mr. Soltoff will continue to serve as CEO of SendTec, Inc., a wholly owned subsidiary of the Company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 24, 2005                theglobe.com, inc.



                                        By:  /s/ Edward Cespedes
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                                                  Edward Cespedes, President